Exhibit 10.3.5

AMENDMENT NO. 5

TO THE

UNIFIED WESTERN GROCERS, INC.

SHELTERED SAVINGS PLAN

Unified Western Grocers, Inc. (the “Company”) hereby amends the above-named plan (the “Plan”), effective as of March 28, 2005, as follows;

1. Article VI of the Plan is hereby amended by adding the following new Section 6.13 to read as follows:

“Section 6.13: Automatic Rollover. In the event of a mandatory distribution greater than $1,000 in accordance with the provisions of Article VI, if the Participant does not elect to have such distribution paid directly to an Eligible Retirement Plan specified by the Participant in a direct rollover or to receive the distribution directly in accordance with Article VI, then the Committee shall pay the distribution in a direct rollover to an individual retirement plan designated by the Committee.”

* * * * *

The Company has caused this Amendment No. 5 to be signed on the date indicated below, to be effective as indicated above.

“Company”

UNIFIED WESTERN GROCERS, INC.

Dated: August 17, 2005	By:	/s/ ROBERT M. LING, JR.
Robert M. Ling, Jr.
	Its:	Executive Vice President
General Counsel